                NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND
           NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND
            NUVEEN INSURED NEW YORK TAX-FREE ADVANTAGE MUNICIPAL FUND

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints JESSICA R. DROEGER, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 12th day of August, 2002.


                                               /s/ Timothy R. Schwertfeger
                                         ---------------------------------------
                                                   Timothy R. Schwertfeger

STATE OF    ILLINOIS          )
        ----------------      )
                              )SS
COUNTY OF     COOK            )
         ---------------      )

On this 12th day of August, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

  "OFFICIAL SEAL"
Virginia L. Corcoran                           /s/Virginia L. Corcoran
                                               -----------------------
Notary Public, State of Illinois               Notary Public
                                            My Commission Expires: 10/27/05

                NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND
           NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND
            NUVEEN INSURED NEW YORK TAX-FREE ADVANTAGE MUNICIPAL FUND

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set her hand this 30th day of July, 2002.

                                               /s/ Anne E. Impellizzeri
                                         ------------------------------------
                                                   Anne E. Impellizzeri

STATE OF    ILLINOIS          )
        ----------------      )
                              )SS
COUNTY OF      COOK           )
          --------------      )

On this 30th day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                           /s/Virginia L. Corcoran
                                               -----------------------
Notary Public, State of Illinois               Notary Public
My Commission Expires:  10/27/05

                NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND
           NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND
            NUVEEN INSURED NEW YORK TAX-FREE ADVANTAGE MUNICIPAL FUND

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 30th day of July, 2002.

                                                    /s/ Peter R. Sawers
                                               ------------------------------
                                                        Peter R. Sawers

STATE OF      ILLINOIS                 )
         ------------------            )
                                       )SS
COUNTY OF       COOK                   )
          -----------------            )

On this 30th day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                           /s/ Virginia L. Corcoran
                                               ------------------------------
Notary Public, State of Illinois               Notary Public
My Commission Expires:  10/27/05

                NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND
           NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND
            NUVEEN INSURED NEW YORK TAX-FREE ADVANTAGE MUNICIPAL FUND

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 30th day of July, 2002.

                                                  /s/ William J. Schneider
                                             ----------------------------------
                                                      William J. Schneider

STATE OF    ILLINOIS         )
        ----------------     )
                             )SS
COUNTY OF     COOK           )
          --------------     )

On this 30th day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                                     /s/Virginia L. Corcoran
                                                         -----------------------
Notary Public, State of Illinois                         Notary Public
My Commission Expires:  10/27/05

                NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND
           NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND
            NUVEEN INSURED NEW YORK TAX-FREE ADVANTAGE MUNICIPAL FUND

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set her hand this 30th day of July, 2002.

                                                   /s/ Judith M. Stockdale
                                             -----------------------------------
                                                       Judith M. Stockdale

STATE OF     ILLINOIS         )
         ----------------     )
                              )SS
                              )
COUNTY OF      COOK           )
          ---------------

On this 30th day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                                    /s/ Virginia L. Corcoran
                                                        ------------------------
Notary Public, State of Illinois                        Notary Public
My Commission Expires:  10/27/05

                NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND
           NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND
            NUVEEN INSURED NEW YORK TAX-FREE ADVANTAGE MUNICIPAL FUND

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 30th day of July, 2002.

                                                      /s/ Lawrence H. Brown
                                                 -------------------------------
                                                          Lawrence H. Brown

STATE OF      ILLINOIS          )
         ------------------     )
                                )SS
COUNTY OF       COOK            )
          -----------------     )

On this 30th day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                                    /s/ Virginia L. Corcoran
                                                        ------------------------
Notary Public, State of Illinois                        Notary Public
My Commission Expires:  10/27/05

                NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND
           NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND
            NUVEEN INSURED NEW YORK TAX-FREE ADVANTAGE MUNICIPAL FUND

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 30th day of July, 2002.

                                                        /s/ Robert P. Bremner
                                                      --------------------------
                                                            Robert P. Bremner

STATE OF      ILLINOIS          )
         ------------------     )
                                )SS
COUNTY OF       COOK            )
          -----------------     )

On this 30th day of July, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                                  /s/ Virginia L. Corcoran
                                                      --------------------------
Notary Public, State of Illinois                      Notary Public
My Commission Expires:  10/27/05